UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2004


                         Commission File Number 0-15782





                             CEC ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


                 Kansas                                  48-0905805
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification No.)





                            4441 West Airport Freeway
                               Irving, Texas 75062
                    (Address of principal executive offices,
                               including zip code)


                                 (972) 258-8507
                         (Registrant's telephone number,
                              including area code)




















Item 7: Financial Statements and Exhibits.

     (c) Exhibits

     10(f)(1)  Specimen form of the Company's current Franchise Agreement.

     10(f)(2)  Specimen form of the Company's current Development Agreement.



                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CEC ENTERTAINMENT, INC.



Dated: March 4, 2004                       By: /s/ Richard M. Frank
                                           -------------------------
                                           Richard M. Frank
                                           Chairman of the Board and
                                           Chief Executive Officer





























                                  EXHIBIT INDEX



Exhibit
Number         Description
-------        -----------
10(f)(1)       Specimen form of the Company's current Franchise Agreement.

10(f)(2)       Specimen form of the Company's current Development Agreement.